MULTIMEDIA GAMES™

MGAM: NASDAQ

Investor Presentation

May 2009

Safe Harbor

In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the company's current expectations and beliefs but are not guarantees of future performance. As such actual results may vary materially from expectations. The Company's ability to enter into any new jurisdiction is subject to regulatory approval and licensing requirements. Any dates included in this presentation should be considered target dates only, actual dates my vary materially from expectations.

Additional risks and uncertainties associated with the forward-looking statements are described in the company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K and 10-Q. Multimedia Games assumes no obligation to publicly update or revise any forward-looking statements.

Creating Value

- **Leverage Management's Gaming, Technology and Turnaround Experience**
- **Enhance Performance in Current Markets**
  - Informed decisions to leverage large installed base and improve profitability
- **Pursue Select New Market Opportunities**
  - Expanding product portfolio and creating new revenue streams
- **Redefine the Organization**
  - Reduce SG&A, improve product development and sales process
- **Strengthen the Balance Sheet**
  - Expense and cap-ex reductions expected to lead to higher levels of cash flow
  - Deploy available cash flow to reduce outstanding debt

New Experienced Senior Management Team

- **Anthony Sanfilippo: Chief Executive Officer**
  - 20 years of gaming experience, 10 years as president of Harrah's Central and Western Divisions
- **Patrick Ramsey: Chief Operating Officer**
  - Various executive and operational positions with Harrah's, most recently Vice President and Executive Associate to the Vice Chairman
- **Ginny Shanks: Chief Marketing Officer**
  - 25 years marketing experience, most recently as Senior Vice President of Brand Management for Harrah's
- **Uri Clinton: General Counsel and Corporate Secretary**
  - 10 years business and legal experience, most recently as Vice President of Legal Affairs for Harrah's Central Division
- **Mick Roemer: Senior Vice President of Sales**
  - 25 years of gaming equipment sales, marketing and product development experience in senior management roles with IGT, Anchor Games and Bally Technologies
- **Adam Chibib: Chief Financial Officer**
  - 18 years public company financial management and technology industry experience

Enhancing Current Market Performance

MULTIMEDIA GAMES™

Oklahoma – Focus on WPU and Floor Share

- **Oklahoma placements generated 45% of F2Q09 revenues**
- **Installed base of 7,624 units as of 3/31/09**
- **Investments focused on WPU increases**
- **Selected footprint expansion**

Floor Share Increases →
- Improved Product Support
- Improved Account Management

WPU Improvements →
- Denom, Theme, Bank Changes
- Connecting to Player Promotion Systems
- Class II Consolidation
- Conversion to PlayerHD™ Cabinet

MULTIMEDIA GAMES

Oklahoma – Casino Expansions

WinStar



- Unit placements at 2,445 vs. 1,058 pre-expansion
- Q2 '09 WPU of $38.77 vs. Q2 '08 WPU of $88.82
  - Decline driven by dilution from unit increase and lower rev. share for new units
- Six year/11 month agreement
- MGAM placements comprise ~42% of total floor
- New hotel opens late summer/early fall 2009

River Spirit Casino



- Casino expansion opened March 31
- Placements doubled to over 500 units

MULTIMEDIA GAMES

Mexico - Enhanced Financial Performance

- **Mexico placements generated 8% of total F2Q09 revenues**
  - **Local currency decline of 33% impacts Y-o-Y comparison**
- **Continued focus on improving profitability**
  - **Installed base growing at more measured pace**
  - **Reducing floor share percentage and redeploying games to new sites**
  - **Capital investments down 76% Y-o-Y in F2Q**
  - **10 new-to-market games planned for fiscal 2009**


Profitability
MGAM as a % of floor
70%

MULTIMEDIA GAMES

Alabama

- **Charity placements generated 8% of F2Q09 revenues**
  - **Quarterly sequential growth of 13%**
  - **Q2 '09 WPU up 18% on a quarterly sequential basis**
  - **Q2 '09 WPU of $13.26 vs. Q2 '08 WPU of $19.21**
    - **Driven by dilution from unit increase**
- **Reversing negative trends**
  - **Managing floor share**
  - **Added 120 units at Victoryland in favorable location**
  - **Connecting to player promotion systems**







MULTIMEDIA GAMES

New York

- **New York Lottery**
  - **Operates central determinant system for VLTs**
  - **Revenue share from 13,000 terminals at eight horse racing facilities throughout the state**
  - **Strong relationship and six year history**
  - **Likely market expansion**
    - **Aqueduct could increase installed units by 35%**
    - **7 quality bidders to develop VLT facility**
- **Class II Gaming**
  - **Seneca Irving and Seneca Salamanca**

Product Strategy

MULTIMEDIA GAMES™

Product Development Strategy Overhaul

- **Historical development practices:**
  - **Large portfolio of marginal product**
  - **Small group of key decision makers**

- **Historical productivity inhibitors:**
  - **Supporting multiple platforms**
  - **Dropped games accounted for ~25% of total games from 2004-2008**



Dropped Games Per Year
120
100
80
60
40
20
0
2004
2005
2006
2007
2008

MULTIMEDIA GAMES

Focus Game Development

- **Build Studio Model**
- **Implement Concept Testing**
- **Launch Class III**
- **Collapse Class II**

Studio Model

HQ Austin
- Frameworks
- Hardware
- Art Leadership

Studio 1 Class II Austin
- Porting
- OK, AL, WA, CA, MX
- Quality Assurance

Studio 2 Class II Austin
- Modifications
- OK, AL, WA, CA, MX
- Quality Assurance

Studio 3 Class III Austin
- Original Titles
- Quality Assurance

Studio 4 Class III NV (FY2010)*
- Original Titles
- Math Leadership
- Quality Assurance

- **Organizes capabilities by product**
- **Development team expanded beyond Austin HQ**

* Subject to licensing and regulatory approval – FY2010 is a target date only

Concept Testing Model


COMMERCIALIZATION
Beta Test
Prototype
Thematic Testing
Ideation

Launch Class III

- **Top performing games featured in launch portfolio**

Title	WPU	vs. Floor Avg.
Ernestine	$315.47	293%
Jambalaya Jackpot	$263.24	245%
Chameleon 15/450/88	$245.17	228%
Chameleon 15/450/90	$237.56	221%
Total Meltdown	$232.72	217%
Queen of the Desert	$168.35	157%
Pistol Packing Penny	$153.70	143%
Meltdown Core Reaction	$153.50	143%
Cash Quake	$152.74	142%

Performance data derived from games placed in Newport, RI

Class III Games Outperforming House Averages

- **Over 1,000 Class III units installed in Rhode Island and Oklahoma**

Win Per Unit
(RI – Mar./Apr.)



$200
$160
$120
$80
$40
$0
$176.73
$122.97
MGAM
Other Average

MULTIMEDIA GAMES

Player HD Cabinet Driving Win Per Day


Cash Quake
Queen of the Desert
$200
$160
$120
$80
$40
$0
$30.58
$81.99
$165.35
$192.06
Slim Body
Player HD
Slim Body
Player HD

168% WPD Premium 16% WPD Premium

Time frame: 3/09 – 4/09


GAME

MULTIMEDIA GAMES

Class III Sales Strategy

MULTIMEDIA GAMES™

Product Strategy

- Class III environment is highly competitive
  - Innovation and good performance is always rewarded with floor space
  - MGAM will address underserved areas of the casino floor with creative/innovative products
- 13 new Class III games developed YTD
  - 28 Class III titles planned for fiscal 2009
- Product launch portfolio is well defined and targets three specific niches

MULTIMEDIA GAMES

Product Portfolio Targets Three Niches

- **Community Gaming**
  - **Customers play against each other in a common bonus event**
  - **Sport of Kings' first install in Oklahoma in Summer 2009**
- **Wide Screen Cinematic Video Slots in Player HD Cabinet**
- **Commander Tournament System**
  - **Transforms floor into live action slot theatre**
  - **Automates manual tournament process**
  - **Reduces errors, keeps games in revenue longer**
  - **First install in Summer 2009**



MULTIMEDIA GAMES

Improved Financial Performance

MULTIMEDIA GAMES™

Improving Focus on Cash Flow

- **Cap-ex declining for balance of fiscal 2009**
  - **Lower capital spending in Mexico**
  - **$40-50 million in fiscal 2009**
- **SG&A expected to decline through fiscal 2009**
  - **16% headcount reduction in F2Q09**

(US$ in thousands)	Three months ended 3/31/09	Three months ended 3/31/08
Selling, general and administrative expenses	$20,473	$16,633
Less		
Stock based compensation costs	462	220
Diamond Game litigation and settlement costs	4,241	100
Severance expense	1,064	675
Adjusted SG&A expenses	$14,706	$15,638

MULTIMEDIA GAMES

Solidifying the Balance Sheet

- **Clarified EBITDA calculation and in compliance with covenants of $150 million credit facility**
  - **Outstanding borrowings of $97.5 million offset by $62.0 million note receivable**
- **Cash of $9.2 million at March 31, 2009**
- **Diamond Game settlement reduces future legal fees**
- **Balance sheet highlights:**

(US$ in millions)	Three months ended 3/31/09
Borrowings under credit facility	$ 97.5
Less	
Cash	9.2
Note receivable[1]	62.0
	$ 26.3

[1] Represents note receivable from largest customer for advance of funds for casino expansion

MULTIMEDIA GAMES

Recent Execution on Strategic Initiatives

Corporate/Financial

- Reduced SG&A
- Reduced Cap-ex
- Settled Diamond Game litigation
- Credit facility compliance
- Mexico spend lower

Operations

- PlayerHD™ rollout continues
- Player-focused Class III games (13 new games developed YTD)
- 50 new SAS-capable Class II games
- Sport of Kings – Summer 2009
- Casino Commander – Summer 09

Summary

- **Organizational Structure Strengthened and Streamlined**
  - **Significant gaming and technology industry experience**
  - **Redefinition of workforce resulting in annualized reduction of approximately $5M in salaries, wages and benefits**
- **Team Focus on Improving Profitability of Installed Base of Approximately 17,000 Units**
- **Expanding Class III Product Portfolio to Create New Revenue Streams and Enter New Markets**
  - **Improved product development and sales process**
- **Revenue Growth Combined with Expense and Cap-ex Reductions to Drive Higher Cash Flow**

MULTIMEDIA GAMES™

MGAM: NASDAQ

Investor Presentation

May 2009